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                                                                   EXHIBIT 23.05

INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Amendment No. 1 to Registration Statement No. 333-56655 of Cardinal Health, Inc. on Form S-4 of our report dated October 31, 1997, appearing in the Annual Report on Form 10-K of Bergen Brunswig Corporation for the fiscal year ended September 30, 1997.


Deloitte & Touche LLP

Costa Mesa, California

June 19, 1998